UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-116

The Investment Company of America
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Eric A.S. Richards, Esq.
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[Logo - American Funds®]

The right choice for the long term®

ICAThe Investment Company of America

[photo of an American flag hanging from a tree]

How ICA balances risk and return

Annual report for the year ended December 31, 2005

ICASM seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The Investment Company of America® is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	4
How ICA balances risk and return	8
The portfolio counselors	10
Summary investment portfolio	14
Financial statements	18
Directors and officers	30
The American Funds family	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Please see page 5 for Class A share average annual total returns with relevant sales charges deducted. Other share class results and important information can be found on page 3.

The fund’s 30-day yield for Class A shares as of January 31, 2006, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 1.89%, which reflects a fee waiver (1.87% without the fee waiver).

Investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

[photo of an American flag hanging from a tree]

Fellow shareholders:

[Begin Sidebar]
2005 results at a glance

Year ended December 31, 2005
(with dividends and capital gain distributions reinvested)

Standard & Poor’s 500
	ICA	Composite Index

Income return	+2.23%	+1.85%
Capital return	+4.64%	+3.06%

Total return	+6.87%	+4.91%

Dividends and capital gain distribution paid in 2005

	Per share	Payment date

Income dividends	$0.13	March 7
	$0.13	June 6
	$0.14	Sept. 6
	$0.28	Dec. 23
$0.68

Capital gain distribution	$0.811	Dec. 23

Expense ratios and portfolio turnover rates[1]

Year ended December 31, 2005

	ICA	Industry average[2]

Expense ratio[3]	0.55%	1.19%
Portfolio turnover rate	19%	60%

1 The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
2 Lipper Growth & Income Funds Average (with an initial sales charge).
3 The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Expense ratios shown reflect the waiver, without which they would have been higher. Please see the Financial Highlights table on page 25 for details.
[End Sidebar]

Financial markets in the United States encountered stiff crosscurrents in 2005. Surging prices for crude oil, increases in short-term interest rates, two devastating hurricanes and flagging support for the war in Iraq sent stock investors looking elsewhere for growth. U.S. equities finished the year in positive territory, although returns were muted compared with those of their non-U.S. counterparts.

In this environment, The Investment Company of America delivered a solid 6.9% total return. That was ahead of the 4.9% gain of the unmanaged Standard & Poor’s 500 Composite Index, which tracks relatively large companies listed primarily on U.S. exchanges. ICA’s return assumes reinvestment of quarterly dividends totaling 68 cents a share and a capital gain distribution of 81.1 cents a share that was paid in December.

A dividend increase

Dividends continued to provide a solid base for growth: Almost one-third of ICA’s 2005 total return was derived from income. At 2.23%, the fund’s income return was comfortably higher than the S&P 500’s income return of 1.85%.

We are also pleased to note that beginning with the September payment, ICA’s quarterly dividend was raised by one cent a share, an increase we expect to continue in the coming year. The fund also paid a one-time special dividend of 14 cents a share in December. These increases reflect the higher interest-rate environment as well as a renewed corporate focus on dividends. The latter trend should prove particularly beneficial for ICA.

Energy stocks take center stage

The run-up in oil prices proved to be the dominant theme in 2005, lifting stock prices of energy companies. This is one of ICA’s largest industry concentrations and returns for these holdings were uniformly strong. Burlington Resources was the top gainer in the portfolio, nearly doubling in price; of the 20 best stocks this year, eight were in energy-related fields. Among other natural resources companies, mining concerns were also very helpful to overall results.

Elsewhere in the portfolio, returns tended to vary stock by stock. Some pharmaceutical and technology companies rebounded from earlier lows; insurers and retailers across a range of specialties likewise saw selective gains. It is worth highlighting Altria Group, the fund’s largest holding, which rose 22.3% for the year.

Telecommunications holdings fared poorly, however, as investors grew increasingly pessimistic about the industry’s ability to compete with cable operators offering bundled Internet, phone and television services. A number of consumer goods purveyors took a breather after gains last year. Finally, bank holdings were generally sluggish, on fears that higher short-term interest rates could hurt profit margins. Despite the current weakness of the stocks, we believe that well-run financial institutions have done a good job of accommodating the tighter environment; in the meantime, they are important contributors to ICA’s dividend.

U.S. companies with a global outlook

Although the vast majority of the companies in ICA’s portfolio are based in the United States, most of them look globally for growth — whether they are shifting some of their operations overseas or serving an increasingly international clientele. A number of holdings, totaling 11.8% of assets, are traded on non-U.S. exchanges; many of these markets did considerably better than the U.S. during the year, providing an extra boost to the fund’s return.

Managing risk over the long term

Looking forward, the U.S. economy appears reasonably solid. Inflation remains contained, productivity has improved and corporate earnings are robust. Still, there are significant unknowns that could continue to inject uncertainty into financial markets, among them the effect of high interest rates on spending and investment, the potential drag of high energy prices on profit margins, and possibly troubling geopolitical events around the world. We are proceeding somewhat cautiously as we monitor these conditions, with a cash and equivalents reserve of 14.6% of assets.

One of the ways in which we strive to protect ICA’s portfolio from the vagaries of the stock market is by maintaining a long-term investment perspective. Relying on in-depth research, we choose companies we believe are likely to do well over time and then hold onto them for many years. As a result, ICA’s turnover rate, which indicates the percentage of the fund’s assets that have changed over the year, is 19%, considerably lower than the industry average of 60%. Fewer transactions have another benefit: They help us contain costs, contributing to an annual expense ratio that is less than half of the industry average. (To read more about how the fund’s portfolio counselors define and manage risk, please see the special article beginning on page 8 of this report.)

This long view, combined with a conservative growth-and-income approach, has translated into superior returns over extended time frames. For the five years ended December 31, 2005, a period encompassing a variety of market conditions, ICA produced a cumulative total return of 20.9% versus a 2.7% return for the S&P 500. Over a 10-year span, ICA gained 178.7% versus 138.3% for the S&P 500.

Of course, 10 years is a blink of an eye for The Investment Company of America, which, at 72 years old, is one of the country’s most seasoned mutual funds. ICA’s well-known mountain chart, following this letter, has extended to a fourth page this year, literally unfolding the fund’s long history of investment success.

As always, we appreciate your commitment to long-term investing and thank you for your support.

Sincerely,

/s/ R. Michael Shanahan
R. Michael Shanahan
Vice Chairman and
Chief Executive Officer

/s/ James F. Rothenberg
James F. Rothenberg
President
February 6, 2006

For current information about the fund, visit americanfunds.com.

Other share class results unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended
December 31, 2005:	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+1.04%	+2.70%	+3.50%
Not reflecting CDSC	+6.04%	+3.06%	+3.65%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+4.96%	—	+4.27%
Not reflecting CDSC	+5.96%	—	+4.27%

Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+6.77%	—	+5.08%

Class 529-A shares[2]— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+0.62%	—	+5.21%
Not reflecting maximum sales charge	+6.74%	—	+6.83%

Class 529-B shares[2]— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+0.87%	—	+5.24%
Not reflecting CDSC	+5.87%	—	+5.90%

Class 529-C shares[2]— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+4.85%	—	+6.34%
Not reflecting CDSC	+5.85%	—	+6.34%

Class 529-E shares[1,2]— first sold 3/1/02	+6.42%	—	+5.92%

Class 529-F shares[1,2]— first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+6.87%	—	+12.51%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 25 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in The Investment Company of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.07 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

The value of a long-term perspective (1934-2005)

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus the net amount invested was $9,425.†

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 72 years, from January 1, 1934, through December 31, 2005, showing the high, low and closing values for each year.

The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $57,361,396, compared with $21,840,638 in Standard & Poor’s 500 Composite Index.

You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1995. At that time, the value of the investment illustrated here was $20.6 million. Since then, it has more than doubled, to $57.4 million. Thus, in the same period, the value of your 1995 investment — regardless of size — has also more than doubled.

*As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
† The maximum initial sales charge was 8.5% prior to July 1, 1988.

Average annual total returns based on a $1,000 investment*
(for periods ended December 31, 2005)

	1 year	5 years	10 years

Class A shares	+0.71%	+2.65%	+10.14%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 25 for details.

Average annual returns for 72 years (1/1/34-12/31/05)
Income return	3.2%
Capital return	9.6%
Total return	12.8%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 25 for details.

[begin mountain chart]

	ICA with dividends reinvested[1]	ICA not including dividends[2]		ICA with dividends reinvested[1]	ICA not including dividends[2]		ICA with dividends reinvested[1]	ICA not including dividends[2]
1/1/1934	9,426	9,426	2/9/1959	276,271	125,672	8/12/1982	2,283,451	486,986
3/31/1934	12,022	12,022	8/3/1959	317,753	142,951	12/7/1982	3,273,730	683,755
9/30/1934	9,735	9,735	12/31/1959	321,419	142,883	12/31/1982	3,212,002	670,593
12/31/1934	11,822	11,822	1/5/1960	322,622	143,418	1/24/1983	3,149,704	657,586
3/31/1935	11,109	11,109	3/8/1960	294,359	130,051	10/10/1983	3,954,414	800,660
12/31/1935	21,643	21,643	12/31/1960	335,999	145,598	12/31/1983	3,859,718	774,521
4/30/1936	21,738	21,738	1/3/1961	333,381	144,463	1/5/1984	3,938,558	790,342
12/31/1936	31,560	31,042	11/29/1961	416,623	177,692	7/24/1984	3,487,720	684,698
3/31/1937	34,870	34,173	12/31/1961	413,553	175,370	12/31/1984	4,117,193	791,975
12/31/1937	19,424	18,339	1/3/1962	412,847	175,071	1/8/1985	4,042,335	777,575
3/31/1938	16,450	15,458	6/25/1962	302,234	126,569	12/31/1985	5,491,899	1,017,909
12/31/1938	24,776	23,174	12/31/1962	358,801	148,179	1/10/1986	5,378,077	996,812
5/17/1939	19,196	17,954	3/1/1963	362,959	148,959	8/26/1986	6,822,055	1,244,530
10/26/1939	26,380	24,439	11/13/1963	435,346	176,692	12/31/1986	6,685,668	1,200,523
12/31/1939	24,986	22,860	12/31/1963	440,900	177,834	8/25/1987	8,964,992	1,587,087
4/9/1940	26,104	23,788	1/2/1964	443,327	178,813	12/4/1987	6,490,173	1,124,110
5/22/1940	18,337	16,710	11/18/1964	524,007	208,216	12/31/1987	7,049,189	1,220,933
12/31/1940	24,384	21,460	12/31/1964	512,592	202,347	1/20/1988	6,898,255	1,194,791
4/22/1941	20,228	17,599	6/28/1965	515,302	201,387	10/20/1988	8,057,725	1,361,557
7/28/1941	25,516	21,886	11/30/1965	636,844	247,766	12/31/1988	7,989,297	1,327,380
12/31/1941	22,590	18,816	12/31/1965	650,691	251,554	1/3/1989	7,952,253	1,321,225
4/28/1942	20,675	17,070	2/11/1966	695,632	268,929	10/9/1989	10,570,716	1,717,619
11/17/1942	25,558	20,530	10/7/1966	554,914	211,085	12/31/1989	10,338,606	1,652,758
12/31/1942	26,376	20,893	12/31/1966	657,094	248,035	7/16/1990	11,034,382	1,738,645
1/6/1943	26,421	20,929	1/4/1967	653,924	246,838	9/24/1990	9,349,249	1,461,722
6/5/1943	34,560	27,239	9/25/1967	848,270	315,022	12/31/1990	10,409,044	1,598,827
12/31/1943	35,019	26,861	12/31/1967	846,942	312,474	1/9/1991	9,964,580	1,530,558
1/3/1944	34,911	26,778	3/5/1968	767,364	281,436	12/31/1991	13,171,913	1,969,884
12/11/1944	42,785	32,140	11/29/1968	1,016,106	368,877	4/8/1992	12,725,819	1,890,999
12/31/1944	43,193	32,130	12/31/1968	990,641	356,574	12/8/1992	14,053,663	2,062,293
12/1/1945	58,160	42,529	2/6/1969	997,966	359,210	12/31/1992	14,092,259	2,052,171
12/31/1945	59,091	42,949	12/17/1969	861,534	301,409	12/31/1993	15,729,390	2,234,162
5/28/1946	69,344	50,213	12/31/1969	884,825	309,612	2/2/1994	16,250,342	2,308,157
10/9/1946	51,668	37,011	1/5/1970	900,901	315,237	12/31/1994	15,753,859	2,180,619
12/31/1946	57,692	40,687	5/26/1970	671,567	232,836	12/13/1995	20,601,536	2,800,127
2/8/1947	59,739	42,131	12/31/1970	908,020	307,422	12/31/1995	20,578,729	2,779,669
5/19/1947	47,608	33,318	1/4/1971	899,324	304,478	1/10/1996	20,131,158	2,719,214
12/31/1947	58,217	39,332	4/28/1971	1,041,783	349,622	11/29/1996	24,948,962	3,317,338
2/11/1948	51,157	34,562	12/31/1971	1,062,653	349,729	12/31/1996	24,560,579	3,247,865
6/14/1948	64,466	43,169	1/3/1972	1,061,134	349,229	1/2/1997	24,449,079	3,233,121
12/31/1948	58,430	37,714	12/11/1972	1,236,416	399,226	10/7/1997	32,201,069	4,203,593
6/13/1949	51,933	33,172	12/31/1972	1,231,089	394,703	12/31/1997	31,881,159	4,142,665
12/31/1949	63,941	39,436	1/5/1973	1,240,738	397,797	1/9/1998	30,538,200	3,968,160
7/13/1950	61,544	37,284	12/13/1973	969,368	300,861	11/27/1998	38,263,637	4,911,956
11/24/1950	75,452	45,291	12/31/1973	1,024,069	317,912	12/31/1998	39,193,520	5,008,240
12/31/1950	76,618	45,185	3/13/1974	1,078,732	331,700	7/16/1999	44,986,534	5,706,524
1/3/1951	77,522	45,718	10/3/1974	753,595	227,497	12/14/1999	43,402,315	5,461,630
9/13/1951	90,575	52,493	12/31/1974	840,311	245,527	12/31/1999	45,682,203	5,748,525
12/31/1951	90,274	51,159	1/2/1975	860,275	251,360	6/2/2000	48,297,061	6,033,245
5/1/1952	87,738	49,312	7/15/1975	1,192,557	342,306	12/20/2000	45,816,353	5,674,950
11/26/1952	98,358	54,208	12/31/1975	1,137,662	317,656	12/31/2000	47,435,198	5,875,465
12/31/1952	101,293	55,306	1/2/1976	1,146,259	320,057	2/1/2001	48,641,695	6,024,905
1/5/1953	101,540	55,440	12/15/1976	1,445,050	393,403	9/21/2001	39,682,272	4,850,856
9/14/1953	90,546	47,981	12/31/1976	1,474,372	398,100	12/31/2001	45,258,581	5,507,475
12/31/1953	101,747	53,362	1/3/1977	1,468,350	396,474	3/19/2002	46,842,670	5,674,249
1/11/1954	102,187	53,593	10/25/1977	1,332,040	350,404	10/9/2002	34,116,968	4,090,963
11/26/1954	150,963	77,300	12/31/1977	1,436,404	374,309	12/31/2002	38,709,050	4,616,859
12/31/1954	158,859	80,780	3/1/1978	1,346,165	347,473	3/11/2003	35,518,986	4,211,803
1/6/1955	153,710	78,162	9/11/1978	1,868,543	475,286	12/31/2003	48,891,609	5,713,492
12/5/1955	197,380	98,416	12/31/1978	1,647,486	414,423	8/12/2004	47,651,727	5,519,344
12/31/1955	199,216	98,531	2/27/1979	1,616,223	406,559	12/1/2004	53,072,477	6,119,617
1/23/1956	188,642	93,301	9/21/1979	1,993,884	489,102	12/31/2004	53,674,543	6,162,997
8/2/1956	228,301	111,574	12/31/1979	1,963,313	475,671	4/20/2005	51,443,944	5,882,406
12/31/1956	220,648	106,303	4/21/1980	1,749,599	419,477	12/14/2005	57,922,995	6,565,847
7/10/1957	234,719	111,636	11/18/1980	2,440,065	573,991	12/31/2005	57,361,396	6,446,513
12/23/1957	191,223	89,401	12/31/1980	2,380,191	552,244
12/31/1957	194,433	90,912	4/27/1981	2,540,345	583,092
1/2/1958	196,485	91,871	9/25/1981	2,250,820	505,060
12/31/1958	281,479	128,040	12/31/1981	2,401,095	530,866

	S&P 500 with dividends reinvested		S&P 500 with dividends reinvested		S&P 500 with dividends reinvested
1/1/1934	10,000	10/25/1960	208,328	1/4/1985	1,704,326
2/6/1934	11,741	12/31/1960	233,601	12/31/1985	2,293,883
7/26/1934	8,454	12/12/1961	300,180	1/22/1986	2,209,306
12/31/1934	9,851	12/31/1961	296,461	12/2/1986	2,846,898
3/14/1935	8,427	6/26/1962	219,517	12/31/1986	2,722,038
11/19/1935	14,477	12/31/1962	270,656	8/25/1987	3,851,956
12/31/1935	14,555	1/2/1963	268,898	12/4/1987	2,588,662
11/9/1936	19,849	12/31/1963	332,369	12/31/1987	2,864,962
12/31/1936	19,479	11/20/1964	391,802	1/20/1988	2,813,363
3/6/1937	21,235	12/31/1964	387,133	10/21/1988	3,379,672
11/24/1937	11,991	6/28/1965	377,268	12/31/1988	3,339,470
12/31/1937	12,670	11/15/1965	433,749	10/9/1989	4,438,664
3/31/1938	10,259	12/31/1965	435,356	12/31/1989	4,395,793
11/9/1938	17,200	2/9/1966	444,115	7/16/1990	4,669,466
12/31/1938	16,604	10/7/1966	353,265	10/11/1990	3,773,954
4/8/1939	12,860	12/31/1966	391,500	12/31/1990	4,259,140
12/31/1939	16,542	9/25/1967	485,648	1/9/1991	4,017,563
1/3/1940	16,913	12/31/1967	485,272	12/31/1991	5,553,915
6/10/1940	12,166	3/5/1968	443,658	4/8/1992	5,290,606
12/31/1940	14,918	11/29/1968	560,886	12/18/1992	6,039,956
1/10/1941	15,313	12/31/1968	538,975	12/31/1992	5,976,474
12/31/1941	13,193	5/14/1969	556,520	1/8/1993	5,885,121
4/28/1942	11,422	12/31/1969	493,481	12/31/1993	6,577,517
12/31/1942	15,880	5/26/1970	375,967	2/2/1994	6,806,430
7/14/1943	21,055	12/31/1970	512,963	4/4/1994	6,231,341
12/31/1943	19,980	4/28/1971	587,707	12/31/1994	6,664,017
2/7/1944	19,830	11/23/1971	515,114	12/13/1995	9,234,475
12/31/1944	23,920	12/31/1971	586,320	12/31/1995	9,165,271
12/10/1945	33,103	12/11/1972	702,350	1/10/1996	8,905,609
12/31/1945	32,629	12/31/1972	697,692	11/25/1996	11,473,195
5/29/1946	36,538	1/11/1973	710,635	12/31/1996	11,268,247
10/9/1946	27,277	12/5/1973	560,537	12/5/1997	15,211,783
12/31/1946	29,994	12/31/1973	595,206	12/31/1997	15,026,327
2/8/1947	31,833	1/3/1974	608,935	1/9/1998	14,364,532
5/17/1947	27,243	10/3/1974	392,237	12/29/1998	19,495,529
12/31/1947	31,703	12/31/1974	437,674	12/31/1998	19,320,168
2/14/1948	28,756	7/15/1975	623,524	1/14/1999	19,052,345
6/15/1948	36,057	12/31/1975	600,610	12/31/1999	23,384,822
12/31/1948	33,420	9/21/1976	736,520	3/24/2000	24,358,139
6/13/1949	30,578	12/31/1976	744,318	12/20/2000	20,344,921
12/31/1949	39,688	11/2/1977	653,147	12/31/2000	21,256,384
1/14/1950	39,428	12/31/1977	691,044	1/30/2001	22,116,924
12/31/1950	52,266	3/6/1978	637,133	9/21/2001	15,685,356
10/15/1951	63,758	9/12/1978	804,939	12/31/2001	18,731,955
12/31/1951	64,813	12/31/1978	736,452	1/4/2002	19,130,553
2/20/1952	63,185	10/5/1979	887,816	10/9/2002	12,823,508
12/31/1952	76,702	12/31/1979	873,499	12/31/2002	14,593,631
9/14/1953	67,974	3/27/1980	801,694	3/11/2003	13,325,833
12/31/1953	75,955	11/28/1980	1,192,966	12/31/2003	18,777,238
12/31/1954	115,881	12/31/1980	1,156,970	8/12/2004	18,124,599
1/17/1955	111,372	1/6/1981	1,177,082	12/30/2004	20,815,662
11/14/1955	154,321	9/25/1981	993,719	12/31/2004	20,819,110
12/31/1955	152,428	12/31/1981	1,100,011	4/20/2005	19,628,447
1/23/1956	144,485	8/12/1982	952,442	12/14/2005	22,239,332
8/2/1956	170,376	11/9/1982	1,348,614	12/31/2005	21,840,638
12/31/1956	162,378	12/31/1982	1,337,025
7/15/1957	174,227	1/3/1983	1,315,159
10/22/1957	139,617	10/10/1983	1,696,711
12/31/1957	144,887	12/31/1983	1,638,595
12/31/1958	207,642	7/24/1984	1,503,740
2/9/1959	201,972	11/6/1984	1,760,537
8/3/1959	232,356	12/31/1984	1,741,395
12/31/1959	232,467

$10,000 original investment
[end mountain chart]

Year ended December 31	1934	1935	1936	1937	1938	1939	1940

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	—	—	$0.4	1.0	0.2	0.5	0.9
Value at year-end	$11.8	21.6	31.6	19.4	24.8	25.0	24.4
Dividends in cash	—	—	$0.4	1.0	0.2	0.5	0.8
Value at year-end	$11.8	21.6	31.0	18.3	23.2	22.9	21.5

Annual percentage returns assuming dividends reinvested
Income return	0.0%	0.0	1.8	3.2	0.9	2.2	3.6
Capital return	18.2%	83.1	44.0	(41.7)	26.7	(1.4)	(6.0)

ICA total return	18.2%	83.1	45.8	(38.5)	27.6	0.8	(2.4)
Fund expenses[3]	0.94%	1.13	1.19	1.53	1.89	2.02	1.88

Year ended December 31	1941	1942	1943	1944	1945	1946	1947

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1.3	1.2	1.1	1.2	1.2	1.8	2.4
Value at year-end	22.6	26.4	35.0	43.2	59.1	57.7	58.2
Dividends in cash	1.1	1.0	0.9	0.9	0.9	1.3	1.7
Value at year-end	18.8	20.9	26.9	32.1	42.9	40.7	39.3

Annual percentage returns assuming dividends reinvested
Income return	5.2	5.3	4.2	3.5	2.8	3.0	4.2
Capital return	(12.6)	11.5	28.6	19.8	34.0	(5.4)	(3.3)

ICA total return	(7.4)	16.8	32.8	23.3	36.8	(2.4)	0.9
Fund expenses[3]	1.95	2.13	1.72	1.45	1.06	0.98	1.10

Year ended December 31	1948	1949	1950	1951	1952	1953	1954

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	2.7	2.7	3.2	3.4	3.5	3.9	4.1
Value at year-end	58.4	63.9	76.6	90.3	101.3	101.7	158.9
Dividends in cash	1.8	1.7	1.9	2.0	2.0	2.1	2.1
Value at year-end	37.7	39.4	45.2	51.2	55.3	53.4	80.8

Annual percentage returns assuming dividends reinvested
Income return	4.6	4.6	4.9	4.4	3.9	3.9	4.0
Capital return	(4.2)	4.8	14.9	13.4	8.3	(3.5)	52.1

ICA total return	0.4	9.4	19.8	17.8	12.2	0.4	56.1
Fund expenses[3]	1.08	0.96	1.01	0.93	0.81	0.85	0.88

Year ended December 31	1955	1956	1957	1958	1959	1960	1961

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	5.1	5.6	6.2	6.5	7.0	8.1	8.4
Value at year-end	199.2	220.6	194.4	281.5	321.4	336.0	413.6
Dividends in cash	2.6	2.7	3.0	3.0	3.2	3.6	3.6
Value at year-end	98.5	106.3	90.9	128.0	142.9	145.6	175.4

Annual percentage returns assuming dividends reinvested
Income return	3.2	2.8	2.8	3.4	2.5	2.5	2.5
Capital return	22.2	8.0	(14.7)	41.4	11.7	2.0	20.6

ICA total return	25.4	10.8	(11.9)	44.8	14.2	4.5	23.1
Fund expenses[3]	0.86	0.80	0.76	0.68	0.64	0.62	0.59

Year ended December 31	1962	1963	1964	1965	1966	1967	1968

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	9.1	9.6	10.7	12.1	15.5	18.4	22.6
Value at year-end	358.8	440.9	512.6	650.7	657.1	846.9	990.6
Dividends in cash	3.8	3.9	4.3	4.7	5.9	6.9	8.3
Value at year-end	148.2	177.8	202.3	251.6	248.0	312.5	356.6

Annual percentage returns assuming dividends reinvested
Income return	2.2	2.7	2.4	2.4	2.4	2.8	2.7
Capital return	(15.4)	20.2	13.9	24.5	(1.4)	26.1	14.3

ICA total return	(13.2)	22.9	16.3	26.9	1.0	28.9	17.0
Fund expenses[3]	0.61	0.59	0.58	0.57	0.52	0.50	0.49

Year ended December 31	1969	1970	1971	1972	1973	1974	1975

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	25.3	27.3	28.6	29.9	33.4	52.2	49.8
Value at year-end	884.8	908.0	1,062.7	1,231.1	1,024.1	840.3	1,137.7
Dividends in cash	9.0	9.4	9.6	9.7	10.6	15.9	14.3
Value at year-end	309.6	307.4	349.7	394.7	317.9	245.5	317.7

Annual percentage returns assuming dividends reinvested
Income return	2.6	3.1	3.1	2.8	2.7	5.1	5.9
Capital return	(13.3)	(0.5)	13.9	13.1	(19.5)	(23.0)	29.5

ICA total return	(10.7)	2.6	17.0	15.9	(16.8)	(17.9)	35.4
Fund expenses[3]	0.48	0.55	0.51	0.49	0.47	0.49	0.48

Year ended December 31	1976	1977	1978	1979	1980	1981	1982

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	46.4	49.8	56.0	70.0	91.3	115.9	146.1
Value at year-end	1,474.4	1,436.4	1,647.5	1,963.3	2,380.2	2,401.1	3,212.0
Dividends in cash	12.8	13.3	14.4	17.3	21.7	26.4	31.6
Value at year-end	398.1	374.3	414.4	475.7	552.2	530.9	670.6

Annual percentage returns assuming dividends reinvested
Income return	4.1	3.4	3.9	4.2	4.7	4.9	6.1
Capital return	25.5	(6.0)	10.8	15.0	16.5	(4.0)	27.7

ICA total return	29.6	(2.6)	14.7	19.2	21.2	0.9	33.8
Fund expenses[3]	0.46	0.49	0.49	0.47	0.46	0.45	0.46

Year ended December 31	1983	1984	1985	1986	1987	1988	1989

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	147.2	160.4	174.9	203.8	267.5	318.7	370.8
Value at year-end	3,859.7	4,117.2	5,491.9	6,685.7	7,049.2	7,989.3	10,338.6
Dividends in cash	30.3	31.7	33.2	37.3	47.5	54.4	60.7
Value at year-end	774.5	792.0	1,017.9	1,200.5	1,220.9	1,327.4	1,652.8

Annual percentage returns assuming dividends reinvested
Income return	4.6	4.2	4.2	3.7	4.0	4.5	4.6
Capital return	15.6	2.5	29.2	18.0	1.4	8.8	24.8

ICA total return	20.2	6.7	33.4	21.7	5.4	13.3	29.4
Fund expenses[3]	0.44	0.47	0.43	0.41	0.42	0.48	0.52

Year ended December 31	1990	1991	1992	1993	1994	1995	1996

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	406.3	320.4	357.8	374.4	407.2	450.1	480.1
Value at year-end	10,409.0	13,171.9	14,092.3	15,729.4	15,753.9	20,578.7	24,560.6
Dividends in cash	64.1	48.7	53.0	54.0	57.3	61.7	64.3
Value at year-end	1,598.8	1,969.9	2,052.2	2,234.2	2,180.6	2,779.7	3,247.9

Annual percentage returns assuming dividends reinvested
Income return	3.9	3.1	2.7	2.7	2.6	2.9	2.3
Capital return	(3.2)	23.4	4.3	8.9	(2.4)	27.7	17.0

ICA total return	0.7	26.5	7.0	11.6	0.2	30.6	19.3
Fund expenses[3]	0.55	0.59	0.58	0.59	0.60	0.60	0.59

Year ended December 31	1997	1998	1999	2000	2001	2002	2003

Year-by-year summary of results (dollars in thousands)

Dividends reinvested	510.3	584.1	651.8	743.4	804.1	833.3	864.3
Value at year-end	31,881.2	39,193.5	45,682.2	47,435.2	45,258.6	38,709.1	48,891.6
Dividends in cash	67.0	75.4	82.8	93.0	99.0	100.7	102.2
Value at year-end	4,142.7	5,008.2	5,748.5	5,875.5	5,507.5	4,616.9	5,713.5

Annual percentage returns assuming dividends reinvested
Income return	2.1	1.8	1.7	1.6	1.7	1.8	2.2
Capital return	27.7	21.1	14.9	2.2	(6.3)	(16.3)	24.1

ICA total return	29.8	22.9	16.6	3.8	(4.6)	(14.5)	26.3
Fund expenses[3]	0.56	0.55	0.55	0.56	0.57	0.59	0.59

Year ended December 31	2004	2005

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	887.4	1,196.3
Value at year-end	53,674.5	57,361.4[1]
Dividends in cash	103.0	136.3
Value at year-end	6,163.0	6,446.5[2]

Annual percentage returns assuming dividends reinvested
Income return	1.8	2.2
Capital return	8.0	4.7

ICA total return	9.8	6.9
Fund expenses[3]	0.57	0.55

The results shown are before taxes on fund distributions and sale of fund shares. All results are calculated with dividends reinvested or interest compounded.

The S&P 500 is unmanaged and does not reflect the effects of sales charges, commissions or expenses.

1 Includes dividends of $12,518,439 and capital gain distributions of $24,532,548 reinvested in the years 1936-2005.
2 Includes reinvested capital gain distributions of $3,488,233, but does not reflect income dividends of $1,857,265 taken in cash.
3 Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

[photo of a child walking on a beam in the part]
How ICA balances risk and return

It’s every investment manager’s great challenge: how to achieve high returns while minimizing risk. The question is: How do you define risk?

“Risk is a fundamental concern for every investor, but it’s a difficult concept to understand,” says Jim Lovelace, a portfolio counselor in ICA. “Defining risk is no simple task. It’s hard to pin down and quantify because it’s about the future, about uncertainties. Even when people understand the concept of risk, they don’t always recognize it.”

The American Heritage Dictionary defines risk as “the possibility of suffering harm or loss.” For investors in the financial markets, that means a permanent dollar loss. In contrast, many mutual fund professionals define risk as volatility or deviation from a benchmark, using such technical measures as standard deviation, beta or tracking error. While these techniques can be helpful in understanding how investments behave or making direct comparisons among portfolios, they cannot predict a fund’s future returns or losses.

“The definition that we find in the dictionary is important,” says Don O’Neal, another portfolio counselor in the fund. “Many investment managers equate risk with volatility, but that’s a mistake. The problem with defining risk solely as volatility is that the true concern of investors is with downside volatility, not upside volatility. Risk is really about loss.”

Lovelace agrees. “As popularly measured, volatility is something that has already happened, it’s history,” he says. “Risk is something that may happen in the future. Volatility can reflect a temporary divergence of opinions about a stock and can reflect nervousness, but it is not necessarily risk itself.”

Defining risk in terms of a permanent dollar loss is also what helps ICA’s portfolio counselors manage risk. Managing risk is not viewed as one goal among many, but rather as a covenant with shareholders that guides all of their investment decisions. As a result, risk management is an integral part of the fund’s overall investment philosophy. In this year’s annual report, several of the fund’s portfolio counselors discuss key characteristics that are crucial to managing risk. They include a diversification of holdings and perspectives; a long-term, value-oriented approach; a focus on research; and an emphasis on dividends.

The power of diversification

“In investing, the first line of defense against risk is diversification,” says Lovelace. ICA provides diversification on two levels: diversification of portfolio holdings and diversification of perspectives. Of course, a well-diversified portfolio does not ensure against market downturns, but it helps to limit risk by protecting against short-term losses.

ICA’s portfolio emphasizes investments in well-established blue-chip companies, yet represents a wide cross-section of the U.S. economy, including industries as varied as energy, finance, health care and technology. In addition, the fund has a global reach: As of December 31, 2005, non-U.S. holdings made up 11.8% of its overall portfolio.

In addition to its holdings, ICA provides a diversification of perspectives through its multiple portfolio counselor system, which is structural to all American Funds. In this system, ICA’s assets are divided into portions. Currently, there are 10 portions — nine are managed by the portfolio counselors and one is managed by research analysts, who bring their own investment expertise to the table.

“The system provides a diversity of views and interpretations, which tends to smooth out returns and helps to produce a broad, diversified portfolio,” says Mike Shanahan, vice chairman of ICA. “It makes it less likely for the fund’s portfolio to become too risky because different managers will have different views.”

This unique system of portfolio management combines the best qualities of individualism with teamwork. Unlike a committee, where decisions are made by popular consensus, each portfolio counselor operates autonomously and invests his or her portion as if it were an entire fund. The independence that individual counselors enjoy means they can focus on, and invest in, those companies in which they have the greatest conviction. They don’t have to drift beyond their fields of expertise or into areas they feel less enthusiastic about just for the sake of providing diversification.

[Begin Sidebar]
[photo of a persons' hand picking up vegetables out of a bin - two other bins of vegetables sitting alongside]
Diversification

ICA provides diversification on two levels: diversification of portfolio holdings and diversification of perspectives.
[End Sidebar]

[Begin Sidebar]
A wealth of experience

The perspective and prudence that come from experiencing multiple market cycles is critical to managing risk. The investment experience of ICA’s nine portfolio counselors ranges from 14 to 41 years. Most have spent their entire careers with Capital Research and Management Company, adviser to the American Funds. Here are the years of experience* for each of the primary decision-makers for the fund:

*As of March 1, 2006.

[photo of Mike Shanahan]	[photo of Jim Rothenberg]	[photo of Jim Drasdo]
Mike Shanahan	Jim Rothenberg	Jim Drasdo
41 years	36 years	34 years

[photo of Gregg Ireland]	[photo of Joyce Gordon]	[photo of Jim Lovelace]
Gregg Ireland	Joyce Gordon	Jim Lovelace
33 years	26 years	24 years

[photo of Don O’Neal]	[photo of J. Dale Harvey]	[photo of Ross Sappenfield]
Don O’Neal	J. Dale Harvey	Ross Sappenfield
21 years	17 years	14 years
[End Sidebar]

Having that many professionals evaluating factors ranging from the economy and interest rates to specific industries and companies is a huge advantage in today’s complex world. “With multiple managers, no one person has to shoulder the burden and managers can focus on the areas they know best,” says O’Neal. “At the micro level, when you know what you’re investing in, you make better trade-offs between risk and reward.”

A long-term, value-oriented perspective

Another way ICA mitigates risk is in its long-term, value-oriented focus. ICA’s investment professionals do not believe in taking unnecessary risks to capitalize on short-term trends, freeing the fund’s managers to select companies that can create long-term wealth and are reasonably priced. Instead of trying to determine where a company will be in six months, fund managers try to figure out where it will be in five to 10 years.

The fund’s investment professionals work to acquire an in-depth knowledge of the businesses in which they invest, rather than the characteristics of the stock. “We try to determine what a company’s future earning power is, not where the company’s stock is heading,” says Shanahan.

“We invest in companies whose products create value over the long term,” adds Gregg Ireland, a portfolio counselor in the fund. “We do not buy and sell paper. That is a very different approach than the vast majority of investors.”

One way to determine if a fund has a buy-and-hold approach is to look at its turnover rate, or the percentage of a fund’s assets that have been bought or sold over a 12-month period. For 2005, ICA had a turnover rate of 19%, which is significantly lower than the 60% rate of the Lipper Growth & Income Funds Average.

[Begin Sidebar]
A Long-Term Focus

Instead of trying to determine where a company will be in six months, fund managers try to figure out where it will be in five to 10 years.
[photo of a river - mountains in the background]
[End Sidebar]

Another way the fund’s managers try to avoid losses is by not overpaying for an investment in the first place. Says O’Neal, “When we can buy a company at a low price relative to what we believe it is worth, it provides a margin of error when you’re wrong and creates more upside when you’re right.”

Such a long-term, value-oriented approach ultimately helps balance risk with return. “The short term is volatile and unpredictable,” says Ireland. “With value investing, time is on your side. You cannot predict what will happen in the short term, but if you invest in a solid company at a good valuation, over time the value of that investment will reveal itself in the marketplace.”

A focus on research

Of course, the key to finding long-term values is independent, hands-on research. Analysts spend time talking to company officials, competitors, suppliers and creditors to get a well-rounded view of a company’s prospects. Investment decisions are not reliant on Wall Street research from investment-banking firms, but on our analysts’ own, independent research. By basing investment decisions on proprietary research and the recommendations of career analysts, ICA’s managers attempt to steer clear of trendy investments — and many of the risks that come with them.

“We have an extensive global research effort involving experienced analysts who comb the world looking for insights and ideas,” says Jim Rothenberg, president of ICA. “They understand specific companies and industries, and have in-depth knowledge about a company’s fundamentals, its management team and the competitive situation of the industry. They gauge when to invest in a business based on when valuations in the stock market are reasonable.”

A global research scope also helps the fund’s managers to invest both in U.S. and non-U.S. companies. Capital Research and Management Company, adviser to the American Funds, opened its first overseas office in 1962, long before most financial managers began investing internationally.
“Even when we are looking at domestic companies, we think about them on a global basis,” says O’Neal. That’s because many U.S. companies have foreign operations, and some of their biggest industry competitors may be based in other countries.

“Research is our raw material,” Ireland emphasizes. “It is how we get our ideas, where we find opportunities and how we try to avoid bad investments. We don’t invest blindly. We actually call on these companies to find out where they are in various business cycles, where their underlying value is today and where it will be in the future. That kind of comprehensive, hands-on research, and knowledge of our investments, helps mitigate risk.”

[Begin Sidebar]
Hands-On Research

Investment decisions are not reliant on Wall Street research from investment-banking firms, but on our analysts’ own, independent research.
[photo of a man looking at stalks of grass in a field]
[End Sidebar]

[Begin Sidebar]
[photo of cherries on a branch]
The Value Of Dividends

Dividends are not only a significant contributor to total return, but they also smooth out the peaks and valleys of investing in stocks.
[End Sidebar]

[Begin Sidebar]
The arithmetic of loss

Negative results from a single year can have a dramatic effect on overall returns. Focusing on minimizing loss is crucial to producing superior long-term results.

	1-year	Average annual
	return	total return

Year 1	+10.0%	+10.0%
Year 2	+10.0%	+10.0%
Year 3	+10.0%	+10.0%
Year 4	-10.0%	+4.6%
Year 5	+34.4%	+10.0%

An investment that gained 10% for three straight years would have an average annual total return of 10%. But if, in the fourth year, the investment were to lose 10%, the average annual total return would drop to 4.6%. To get back to an average annual return of 10%, the fund would have to rise 34.4% in the fifth year — a return well in excess of market norms.

For illustration purposes only. Investor results will differ.
[End Sidebar]

An emphasis on dividends

Dividends also play a critical role in helping ICA balance risk and return. They are not only a significant contributor to total return, but they also smooth out the peaks and valleys of investing in stocks. “Dividends are the most stable and predictable part of an investment’s return,” says Shanahan. Over its lifetime, reinvested dividends have made up 37% of ICA’s total return.

“Income is always a positive component of total return,” adds Lovelace. “Stock prices go up and down, but income is always positive. Because of this, investments that pay income tend to have more stable prices. That tends to make a growth-and-income approach like ICA’s more stable than a capital-appreciation approach.”

Dividends are also the best single indicator of risk, adds Shanahan. The reason: “They are the one thing you can’t cheat. Because financial statements can have a lot of adjustments and accruals, more companies tend to overstate rather than understate earnings. Dividends are a check on the quality of earnings.”

Because dividends are a good indicator as to the strength of a company’s balance sheet and management’s confidence in the company, they are a factor in how investors value a company’s stock. “That’s why dividends are more powerful than share repurchases,” says O’Neal. “They are more permanent — something shareholders can count on in the stock price going forward. Share repurchases are by nature a one-off that cannot be calculated in the stock price.”

The long-term view integral to ICA’s investment philosophy also extends to dividends. The managers do not simply look for current dividends, but also at the ability of a company to grow its dividends over time. “I believe the value of a company’s stock is the value of its future dividends,” says Shanahan. “We like companies whose yield plus dividend growth rate is greater than 10%.”

How ICA measures its success

So how do ICA’s managers ultimately measure their success? “We look at our ability to produce consistently superior long-term results, generally over 10- and 20-year time frames,” says Rothenberg. “We compare our results with the competition — other growth-and-income funds — and with the financial markets, as measured by Standard & Poor’s 500 Composite Index. We also compare ICA’s results with inflation; we want ICA to preserve purchasing power as well as provide income.”

Risk is a large part of the equation for achieving those objectives. “The mathematical effect of having very large negative years makes it difficult to achieve superior long-term results,” says O’Neal. “Part of the secret of having good long-term results is not having really bad single years. A record of holding up well in tough market environments has helped ICA do better over the long run.” (See table at left.)

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

Of course, that does not mean that ICA will surpass its benchmarks every year. Because the fund’s managers are risk-conscious, the fund has often met or only slightly lagged behind the returns of the unmanaged S&P 500 in buoyant markets, but has offered better protection during downturns. A look at two recent market cycles illustrates this point. During the rise of the market from its low on August 31, 1998, to the peak on March 24, 2000, ICA produced a cumulative 52.6% return, which trailed the S&P 500’s 62.7% return for the same period. But during the market decline that lasted from March 24, 2000, to the bottom on October 9, 2002, the S&P 500 lost 47.4% of its value, compared with a 28.3% decline for ICA.

That downside resilience has served ICA well. From August 31, 1998, to December 31, 2005, which includes the boom, bust and recovery periods, ICA produced a cumulative 84.1% return — almost double the 45.9% return for the S&P 500.

Achieving those returns with a certain amount of stability is crucial for many investors. “No one likes a bumpy road,” says Ireland. “Most people prefer a smooth highway and that’s what ICA has provided. You may think you can get to the same place with momentum or growth investing, but the ride will have a lot more bumps along the way.”

[Begin Sidebar]
A history of consistent long-term results

Over the years, ICA has achieved consistent long-term results throughout a variety of market conditions. Below are the average annual total returns for each 10-year period since the fund’s inception, all of which are positive.

[begin bar chart]
Rolling 10-year Periods (ended December 31)	Average Annual Total Returns
1943	14.0%
1944	13.8
1945	10.6
1946	6.2
1947	11.6
1948	9.0
1949	9.9
1950	12.1
1951	14.9
1952	14.4
1953	11.3
1954	13.9
1955	12.9
1956	14.4
1957	12.8
1958	17.0
1959	17.5
1960	15.9
1961	16.4
1962	13.5
1963	15.8
1964	12.4
1965	12.6
1966	11.5
1967	15.9
1968	13.4
1969	10.7
1970	10.5
1971	9.9
1972	13.1
1973	8.8
1974	5.1
1975	5.7
1976	8.4
1977	5.4
1978	5.2
1979	8.3
1980	10.1
1981	8.5
1982	10.1
1984	17.2
1985	17.0
1986	16.3
1987	17.2
1988	17.1
1989	18.1
1990	15.9
1991	18.6
1992	15.9
1993	15.1
1994	14.4
1995	14.1
1996	13.9
1997	16.3
1998	17.2
1999	16.0
2000	16.4
2001	13.1
2002	10.6
2003	12.0
2004	13.0
2005	10.8
[end bar chart]
[End Sidebar]

Summary investment portfolio, December 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

 [begin pie chart]
Percent
of net
Industry sector diversification	assets

Industrials	11.65%
Financials	11.51
Energy	11.25
Consumer Staples	9.68
Consumer Discretionary	9.67
Other Industries	30.69
Convertible securities	.26
Bonds & notes	.66
Short-term securities & other assets less liabilities	14.63
[end pie chart]

		Market	Percent
		value	of net
Common stocks - 84.45%	Shares	(000)	assets

Energy - 11.25%
Baker Hughes Inc.	10,875,000	$660,982.83%
Burlington Resources Inc.	16,440,400	1,417,162	1.79
Chevron Corp.	19,581,010	1,111,614	1.40
ENI SpA	26,380,000	731,007.92
Marathon Oil Corp.	10,550,000	643,233.81
Royal Dutch Shell PLC, Class A (ADR)	17,470,000	1,074,230
Royal Dutch Shell PLC, Class B (ADR)	2,370,498	152,968
Royal Dutch Shell PLC, Class B	833,265	26,607	1.58
Schlumberger Ltd.	11,600,000	1,126,940	1.42
TOTAL SA	2,505,000	628,677.79
Other securities		1,352,954	1.71
		8,926,374	11.25

Materials - 5.86%
Alcoa Inc.	20,326,400	601,052.76
Dow Chemical Co.	21,256,450	931,458	1.17
Newmont Mining Corp.	9,500,000	507,300.64
Rio Tinto PLC	10,044,473	458,318.58
Other securities		2,153,031	2.71
		4,651,159	5.86

Industrials - 11.65%
Boeing Co.	13,000,000	913,120	1.15
Burlington Northern Santa Fe Corp.	7,200,000	509,904.64
Caterpillar Inc.	15,600,000	901,212	1.14
General Electric Co.	37,500,000	1,314,375	1.66
Tyco International Ltd.	45,910,100	1,324,965	1.67
United Technologies Corp.	10,750,000	601,032.76
Other securities		3,679,231	4.63
		9,243,839	11.65

Consumer discretionary - 9.67%
Best Buy Co., Inc.	18,717,300	813,828	1.03
Limited Brands, Inc.	20,749,400	463,749.58
Lowe's Companies, Inc.	22,318,300	1,487,738	1.87
Target Corp.	21,475,000	1,180,481	1.49
Time Warner Inc.	44,750,000	780,440.98
Toyota Motor Corp.	12,500,000	648,360.82
Other securities		2,298,538	2.90
		7,673,134	9.67

Consumer staples - 9.68%
Altria Group, Inc.	55,000,000	4,109,600	5.18
PepsiCo, Inc.	11,200,000	661,696.83
Other securities		2,915,572	3.67
		7,686,868	9.68

Health care - 6.90%
AstraZeneca PLC (ADR)	4,534,500	220,377
AstraZeneca PLC (Sweden)	4,909,500	239,935
AstraZeneca PLC (United Kingdom)	5,393,900	262,247.91
Eli Lilly and Co.	10,895,000	616,548.78
WellPoint, Inc. (1)	5,800,000	462,782.58
Other securities		3,675,241	4.63
		5,477,130	6.90

Financials - 11.51%
American International Group, Inc.	10,463,900	713,952.90
Chubb Corp.	5,000,000	488,250.61
Citigroup Inc.	19,075,000	925,710	1.17
Fannie Mae	25,615,600	1,250,297	1.58
Freddie Mac	5,750,000	375,763.47
HSBC Holdings PLC (ADR)	1,079,588	86,874
HSBC Holdings PLC (United Kingdom)	26,697,111	428,076.65
J.P. Morgan Chase & Co.	18,836,200	747,609.94
Lloyds TSB Group PLC	76,500,000	642,245.81
Washington Mutual, Inc.	23,150,000	1,007,025	1.27
Wells Fargo & Co.	7,330,000	460,544.58
Other securities		2,011,381	2.53
		9,137,726	11.51

Information technology - 9.25%
Cisco Systems, Inc. (1)	30,270,400	518,229.65
Hewlett-Packard Co.	27,450,000	785,894.99
International Business Machines Corp.	7,595,000	624,309.79
Microsoft Corp.	46,030,000	1,203,685	1.52
Texas Instruments Inc.	26,570,200	852,106	1.07
Other securities		3,356,786	4.23
		7,341,009	9.25

Telecommunication services - 5.20%
AT&T Inc.	70,755,497	1,732,802	2.18
BellSouth Corp.	36,800,000	997,280	1.26
Other securities		1,394,348	1.76
		4,124,430	5.20

Utilities - 2.11%
Dominion Resources, Inc.	7,131,912	550,584.69
Other securities		1,125,823	1.42
		1,676,407	2.11

Miscellaneous - 1.37%
Other common stocks in initial period of acquisition		1,087,970	1.37

Total common stocks (cost: $45,742,042,000)		67,026,046	84.45

		Market	Percent
		value	of net
Convertible securities - 0.26%	Shares	(000)	assets

Financials - 0.11%
Fannie Mae 5.375% convertible preferred 2049	970	89,240.11

Miscellaneous - 0.15%
Other convertible securities in initial period of acquisition		116,375.15

Total convertible securities (cost: $190,488,000)		205,615.26

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 0.66%	(000)	(000)	assets

Consumer discretionary - 0.14%
Other securities		110,065.14

Telecommunication services - 0.04%
SBC Communications Inc. 4.125% 2009	30,000	28,993.04

Mortgage-backed obligations (2) - 0.48%
Fannie Mae 6.00%- 6.50% due 2017	371,762	380,563.48

Total bonds & notes (cost: $516,784,000)		519,621.66

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 14.64%	(000)	(000)	assets

AIG Funding Inc. 4.00%-4.19% due 1/5-1/27/2006	125,000	124,861
American General Finance Corp. 4.19% due 1/23/2006	30,000	29,921
International Lease Finance Corp. 4.01%-4.28% due 1/9-2/17/2006	96,000	95,574.32
BellSouth Corp. 4.07%-4.15% due 1/17-1/23/2006 (3)	105,000	104,767.13
CAFCO, LLC 4.22%-4.37% due 2/13-3/14/2006 (3)	320,000	317,705
Ciesco LLC 4.25% due 2/17/2006 (3)	40,000	39,776.45
Caterpillar Financial Services Corp. 4.22% due 1/3/2006	40,000	39,986.05
ChevronTexaco Funding Corp. 4.08%-4.15% due 1/27-2/15/2006	125,000	124,512.16
Concentrate Manufacturing Co. of Ireland 4.13%-4.24% due 1/6-2/13/2006 (3)	292,900	291,794.37
Edison Asset Securitzation LLC 4.05%-4.34% due 1/13-3/1/2006 (3)	193,800	192,817
General Electric Capital Corp. 4.09%-4.20% due 1/3-1/11/2006	25,700	25,670
General Electric Capital Services, Inc. 4.12%-4.30% due 1/3-2/22/2006	140,000	139,459.45
Fannie Mae 4.00%-4.31% due 1/4-3/29/2006	671,434	667,032.84
Federal Home Loan Bank 3.90%-4.30% due 1/6-3/29/2006	1,322,670	1,316,080	1.66
Freddie Mac 3.96%-4.318% due 1/10-3/28/2006	1,557,071	1,549,461	1.95
HSBC Finance Corp. 4.13%-4.24% due 1/23-2/8/2006	297,000	295,990.37
J.P. Morgan Chase & Co., 4.10%-4.16% due 1/24-2/1/2006	100,000	99,680
Park Avenue Receivables Co., LLC 4.21%-4.31% due 1/26-2/8/2006 (3)	152,718	152,109
Preferred Receivables Funding Corp. 4.14%-4.25% due 1/4-1/11/2006 (3)	100,000	99,912.44
U.S. Treasury Bills 3.756%-3.95% due 1/12-3/23/2006	1,585,450	1,576,897	1.99
Other securities		4,337,051	5.46
Total short-term securities (cost: $11,620,411,000)		11,621,054	14.64

Total investment securities (cost: $58,069,725,000)		79,372,336	100.01
Other assets less liabilities		(6,332)	(0.01)

Net assets		$79,366,004	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holding listed below is also among the fund's largest holdings and is shown in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2005, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/05(000)
Limited Brands, Inc.	20,749,400	-	-	20,749,400	$12,450	$463,749

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Security did not produce income during the last 12 months.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $3,691,019,000 which represented 4.65% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2005	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost:$ 57,812,545)	$78,908,587
Affiliated issuers (cost: $257,180)	463,749	$79,372,336
Cash denominated in non-U.S. currencies (cost: $9,277)		9,113
Cash		90
Receivables for:
Sales of fund's shares	87,685
Dividends and interest	140,850	228,535
		79,610,074
Liabilities:
Payables for:
Purchases of investments	101,431
Repurchases of fund's shares	98,110
Investment advisory services	14,114
Services provided by affiliates	26,325
Deferred directors' and advisory board compensation	3,632
Other fees and expenses	458	244,070
Net assets at December 31, 2005		$79,366,004

Net assets consist of:
Capital paid in on shares of capital stock		$57,767,489
Undistributed net investment income		297,894
Distributions in excess of net realized gain		(1,753)
Net unrealized appreciation		21,302,374
Net assets at December 31, 2005		$79,366,004

	Authorized shares of capital stock - $.001 par value	Net assets	Shares outstanding	Net asset value per share (1)

Class A	2,500,000	$66,959,307	2,135,405	$31.36
Class B	250,000	3,853,118	123,352	31.24
Class C	250,000	2,929,181	93,940	31.18
Class F	250,000	1,335,933	42,648	31.32
Class 529-A	325,000	834,699	26,642	31.33
Class 529-B	75,000	190,772	6,102	31.27
Class 529-C	150,000	246,595	7,885	31.27
Class 529-E	75,000	36,278	1,160	31.28
Class 529-F	75,000	7,616	243	31.32
Class R-1	75,000	28,716	919	31.25
Class R-2	100,000	479,002	15,324	31.26
Class R-3	300,000	666,380	21,287	31.30
Class R-4	75,000	236,156	7,539	31.32
Class R-5	150,000	1,562,251	49,828	31.35
Total	4,650,000	$79,366,004	2,532,274
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $33.27 and $33.24, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding tax
of $28,085; also includes $12,450 from affiliates)	$1,570,949
Interest (net of non-U.S. withholding tax of $1)	425,814	$1,996,763

Fees and expenses:(1)
Investment advisory services	182,140
Distribution services	228,396
Transfer agent services	55,129
Administrative services	14,160
Reports to shareholders	4,629
Registration statement and prospectus	1,520
Postage, stationery and supplies	7,533
Directors' and advisory board compensation	1,090
Auditing and legal	302
Custodian	2,267
State and local taxes	698
Other	261
Total fees and expenses before reimbursements/waivers	498,125
Less reimbursement/waiver of fees and expenses:
Investment advisory services	15,975
Administrative services	613
Total fees and expenses after reimbursements/waivers		481,537
Net investment income		1,515,226

Net realized gain and change in unrealized appreciation on
investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	2,157,534
Non-U.S. currency transactions	(3,851)	2,153,683
Net change in unrealized appreciation (depreciation) on:
Investments	1,418,929
Non-U.S. currency translations	(132)	1,418,797
Net realized gain and change in unrealized appreciation
on investments and non-U.S. currency		3,572,480
Net increase in net assets resulting from operations		$5,087,706

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year Ended December 31
	2005	2004
Operations:
Net investment income	$1,515,226	$1,392,244
Net realized gain on investments and non-U.S. currency transactions	2,153,683	918,377
Net change in unrealized appreciation on investments
and non-U.S. currency translations	1,418,797	4,370,213
Net increase in net assets resulting from operations	5,087,706	6,680,834

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,614,567)	(1,194,353)
Distributions from net realized gain on investments	(1,991,337)	(863,164)
Total dividends and distributions paid to shareholders	(3,605,904)	(2,057,517)

Capital share transactions	2,016,797	4,709,994

Total increase in net assets	3,498,599	9,333,311

Net assets:
Beginning of year	75,867,405	66,534,094
End of year (including undistributed
net investment income: $297,894 and $401,174, respectively)	$79,366,004	$75,867,405

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.
funds started after June 30, 1998

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2005, the cost of investment securities for federal income tax purposes was $58,068,985,000.

During the year ended December 31, 2005, the fund reclassified $3,851,000 from undistributed net investment income to distributions in excess of net realized gains; and reclassified $88,000 from undistributed net investment income and $166,162,000 from undistributed net realized gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income	$303,384
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2005 through December 31, 2005	(1,857)
Gross unrealized appreciation on investment securities	22,132,550
Gross unrealized depreciation on investment securities	(829,199)
Net unrealized appreciation on investment securities	21,303,351

During the year ended December 31, 2005, the fund realized, on a tax basis, a net capital gain of $2,159,370,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2005			Year ended December 31, 2004
Share class	Distributions from ordinary income	Distributions from long-term capital gains	Total distributions paid	Distributions from ordinary income	Distributions from long-term capital gains	Total distributions paid
Class A	$1,418,613	$1,679,915	$3,098,528	$1,074,604	$738,649	$1,813,253
Class B	52,768	97,012	149,780	33,455	41,997	75,452
Class C	38,151	73,830	111,981	22,209	30,628	52,837
Class F	26,813	33,532	60,345	18,386	13,657	32,043
Class 529-A	15,608	20,713	36,321	8,408	6,944	15,352
Class 529-B	2,231	4,781	7,012	1,051	1,740	2,791
Class 529-C	2,858	6,141	8,999	1,270	2,100	3,370
Class 529-E	578	900	1,478	290	301	591
Class 529-F	143	187	330	61	56	117
Class R-1	375	720	1,095	172	255	427
Class R-2	5,949	12,003	17,952	2,737	4,069	6,806
Class R-3	11,035	16,698	27,733	5,165	5,511	10,676
Class R-4	4,356	5,862	10,218	1,396	1,295	2,691
Class R-5	35,089	39,043	74,132	25,149	15,962	41,111
Total	$1,614,567	$1,991,337	$3,605,904	$1,194,353	$863,164	$2,057,517

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.222% on such assets in excess of $71 billion. The board of directors approved an amended agreement effective February 16, 2005, lowering the rate to 0.219% on month-end net assets in excess of $89 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended December 31, 2005, total investment advisory services fees waived by CRMC were $15,975,000. As a result, the fee shown on the accompanying financial statements of $182,140,000, which was equivalent to an annualized rate of 0.238%, was reduced to $166,165,000, or 0.217% of month end net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the next page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2005, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2005, the total administrative services fees paid by CRMC were $1,000 and $612,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$148,341	$51,707	Not applicable	Not applicable	Not applicable
Class B	37,170	3,422	Not applicable	Not applicable	Not applicable
Class C	27,689	Included in administrative services	$3,990	$560	Not applicable
Class F	3,115		1,473	193	Not applicable
Class 529-A	1,309		801	92	$719
Class 529-B	1,707		191	69	171
Class 529-C	2,135		239	70	215
Class 529-E	156		35	4	31
Class 529-F	5		7	1	6
Class R-1	260		38	15	Not applicable
Class R-2	3,146		628	1,733	Not applicable
Class R-3	2,907		864	264	Not applicable
Class R-4	456		283	12	Not applicable
Class R-5	Not applicable		1,451	5	Not applicable
Total	$228,396	$55,129	$10,000	$3,018	$1,142

Deferred directors’and advisory board compensation - Since the adoption of the deferred compensation plan in 1993, directors and advisory board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ and advisory board compensation of $1,090,000, shown on the accompanying financial statements, includes $826,000 in current fees (either paid in cash or deferred) and a net increase of $264,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Warrants

As of December 31, 2005, the fund had warrants outstanding which may be exercised at any time for the purchase of 819,437 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2005, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases (1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2005
Class A	$5,258,845	170,349	$2,900,935	92,222	$(7,335,187)	(236,971)	$824,593	25,600
Class B	335,330	10,931	144,393	4,598	(380,598)	(12,352)	99,125	3,177
Class C	501,711	16,364	107,001	3,413	(423,938)	(13,782)	184,774	5,995
Class F	361,246	11,715	54,903	1,746	(313,924)	(10,164)	102,225	3,297
Class 529-A	202,043	6,536	36,316	1,155	(43,353)	(1,396)	195,006	6,295
Class 529-B	32,939	1,070	7,011	223	(7,679)	(248)	32,271	1,045
Class 529-C	61,312	1,989	8,998	286	(16,443)	(531)	53,867	1,744
Class 529-E	8,874	288	1,478	47	(1,771)	(57)	8,581	278
Class 529-F	2,796	90	329	10	(754)	(24)	2,371	76
Class R-1	15,777	514	1,093	35	(11,805)	(386)	5,065	163
Class R-2	181,876	5,909	17,945	571	(90,700)	(2,940)	109,121	3,540
Class R-3	255,565	8,290	27,718	882	(122,033)	(3,948)	161,250	5,224
Class R-4	140,331	4,569	10,217	325	(38,267)	(1,234)	112,281	3,660
Class R-5	216,379	6,989	73,594	2,340	(163,706)	(5,285)	126,267	4,044
Total net increase
(decrease)	$7,575,024	245,603	$3,391,931	107,853	$(8,950,158)	(289,318)	$2,016,797	64,138

Year ended December 31, 2004
Class A	$6,876,973	235,443	$1,692,780	56,793	$(6,018,495)	(205,905)	$2,551,258	86,331
Class B	663,196	22,803	72,958	2,443	(285,338)	(9,809)	450,816	15,437
Class C	778,916	26,808	50,567	1,695	(282,310)	(9,711)	547,173	18,792
Class F	506,063	17,338	29,160	979	(294,487)	(10,102)	240,736	8,215
Class 529-A	216,120	7,391	15,351	514	(21,681)	(738)	209,790	7,167
Class 529-B	46,827	1,607	2,790	93	(3,475)	(119)	46,142	1,581
Class 529-C	67,411	2,309	3,370	112	(7,911)	(269)	62,870	2,152
Class 529-E	9,407	323	591	20	(687)	(24)	9,311	319
Class 529-F	2,328	79	116	4	(380)	(13)	2,064	70
Class R-1	12,156	418	427	14	(4,841)	(168)	7,742	264
Class R-2	195,647	6,727	6,804	227	(49,451)	(1,697)	153,000	5,257
Class R-3	301,164	10,320	10,669	357	(77,001)	(2,632)	234,832	8,045
Class R-4	85,334	2,912	2,690	90	(15,204)	(520)	72,820	2,482
Class R-5	193,400	6,618	40,829	1,371	(112,789)	(3,870)	121,440	4,119
Total net increase
(decrease)	$9,954,942	341,096	$1,929,102	64,712	$(7,174,050)	(245,577)	$4,709,994	160,231

(1) Includes exchanges between share classes of the fund.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,509,914,000 and $13,787,323,000, respectively, during the year ended December 31, 2005.

Financial highlights	(1)

			Income (loss) from investment operations(2)			Dividends and distributions
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements / waivers		Ratio of expenses to average net assets after reimbursements / waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 12/31/2005		$30.75	$.64	$1.46	$2.10	($0.68)	($0.81)	($1.49)	$31.36	6.87%	$66,959			.57%		.55%		2.06%
Year ended 12/31/2004		28.84	.60	2.19	2.79	(.52)	(.36)	(.88)	30.75	9.78	64,880			.57		.57		2.06
Year ended 12/31/2003		23.48	.54	5.55	6.09	(.52)	(.21)	(.73)	28.84	26.30	58,353			.59		.59		2.14
Year ended 12/31/2002		28.53	.49	(4.56)	(4.07)	(.52)	(.46)	(.98)	23.48	(14.47)	46,129			.59		.59		1.89
Year ended 12/31/2001		31.07	.44	(1.87)	(1.43)	(.52)	(.59)	(1.11)	28.53	(4.59)	54,315			.57		.57		1.49
Class B:
Year ended 12/31/2005		30.64	.39	1.46	1.85	(.44)	(.81)	(1.25)	31.24	6.04	3,853			1.35		1.33		1.28
Year ended 12/31/2004		28.74	.38	2.17	2.55	(.29)	(.36)	(.65)	30.64	8.94	3,683			1.36		1.35		1.29
Year ended 12/31/2003		23.41	.34	5.53	5.87	(.33)	(.21)	(.54)	28.74	25.30	3,011			1.38		1.38		1.33
Year ended 12/31/2002		28.47	.30	(4.57)	(4.27)	(.33)	(.46)	(.79)	23.41	(15.18)	1,841			1.39		1.39		1.18
Year ended 12/31/2001		31.01	.19	(1.83)	(1.64)	(.31)	(.59)	(.90)	28.47	(5.30)	1,302			1.35		1.35		.66
Class C:
Year ended 12/31/2005		30.59	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.18	5.96	2,929			1.42		1.40		1.21
Year ended 12/31/2004		28.70	.36	2.16	2.52	(.27)	(.36)	(.63)	30.59	8.85	2,691			1.43		1.43		1.22
Year ended 12/31/2003		23.38	.31	5.53	5.84	(.31)	(.21)	(.52)	28.70	25.22	1,985			1.45		1.45		1.25
Year ended 12/31/2002		28.44	.30	(4.58)	(4.28)	(.32)	(.46)	(.78)	23.38	(15.20)	1,025			1.45		1.45		1.17
Period from 3/15/2001 to 12/31/2001		29.05	.09	(.14)	(.05)	(.21)	(.35)	(.56)	28.44	(.19)	480			1.52	(5)	1.52	(5)	.38	(5)
Class F:
Year ended 12/31/2005		30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	1,336			.64		.62		1.99
Year ended 12/31/2004		28.81	.58	2.18	2.76	(.49)	(.36)	(.85)	30.72	9.69	1,209			.67		.67		1.99
Year ended 12/31/2003		23.46	.51	5.55	6.06	(.50)	(.21)	(.71)	28.81	26.18	897			.69		.69		2.01
Year ended 12/31/2002		28.52	.49	(4.59)	(4.10)	(.50)	(.46)	(.96)	23.46	(14.59)	415			.70		.70		1.92
Period from 3/15/2001 to 12/31/2001		29.10	.27	(.13)	.14	(.37)	(.35)	(.72)	28.52	.48	190			.72	(5)	.72	(5)	1.17	(5)
Class 529-A:
Year ended 12/31/2005		30.73	.61	1.45	2.06	(.65)	(.81)	(1.46)	31.33	6.74	835			.67		.65		1.96
Year ended 12/31/2004		28.82	.59	2.17	2.76	(.49)	(.36)	(.85)	30.73	9.68	625			.68		.68		2.00
Year ended 12/31/2003		23.48	.52	5.55	6.07	(.52)	(.21)	(.73)	28.82	26.19	380			.64		.64		2.06
Period from 2/15/2002 to 12/31/2002		27.88	.46	(3.91)	(3.45)	(.49)	(.46)	(.95)	23.48	(12.57)	153			.71	(5)	.71	(5)	2.17	(5)
Class 529-B:
Year ended 12/31/2005		30.67	.35	1.45	1.80	(.39)	(.81)	(1.20)	31.27	5.87	191			1.51		1.49		1.12
Year ended 12/31/2004		28.78	.33	2.16	2.49	(.24)	(.36)	(.60)	30.67	8.69	155			1.56		1.55		1.12
Year ended 12/31/2003		23.45	.28	5.54	5.82	(.28)	(.21)	(.49)	28.78	25.05	100			1.58		1.58		1.12
Period from 2/15/2002 to 12/31/2002		27.88	.28	(3.92)	(3.64)	(.33)	(.46)	(.79)	23.45	(13.22)	41			1.58	(5)	1.58	(5)	1.30	(5)
Class 529-C:
Year ended 12/31/2005		30.68	.35	1.45	1.80	(.40)	(.81)	(1.21)	31.27	5.85	247			1.50		1.48		1.13
Year ended 12/31/2004		28.78	.33	2.17	2.50	(.24)	(.36)	(.60)	30.68	8.74	188			1.55		1.54		1.13
Year ended 12/31/2003		23.45	.29	5.54	5.83	(.29)	(.21)	(.50)	28.78	25.07	115			1.57		1.57		1.13
Period from 2/19/2002 to 12/31/2002		27.47	.28	(3.50)	(3.22)	(.34)	(.46)	(.80)	23.45	(11.91)	45			1.57	(5)	1.57	(5)	1.32	(5)
Class 529-E:
Year ended 12/31/2005		30.68	.51	1.45	1.96	(.55)	(.81)	(1.36)	31.28	6.42	36			.99		.96		1.65
Year ended 12/31/2004		28.78	.48	2.17	2.65	(.39)	(.36)	(.75)	30.68	9.29	27			1.03		1.02		1.65
Year ended 12/31/2003		23.45	.42	5.54	5.96	(.42)	(.21)	(.63)	28.78	25.70	16			1.04		1.04		1.65
Period from 3/1/2002 to 12/31/2002		28.27	.38	(4.52)	(4.14)	(.33)	(.35)	(.68)	23.45	(14.72)	6			1.03	(5)	1.03	(5)	1.90	(5)
Class 529-F:
Year ended 12/31/2005		30.71	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.32	6.87	8			.56		.54		2.07
Year ended 12/31/2004		28.81	.56	2.16	2.72	(.46)	(.36)	(.82)	30.71	9.55	5			.78		.77		1.91
Year ended 12/31/2003		23.47	.48	5.55	6.03	(.48)	(.21)	(.69)	28.81	26.05	3			.79		.79		1.88
Period from 9/16/2002 to 12/31/2002		23.98	.16	(.19)	(.03)	(.13)	(.35)	(.48)	23.47	(.14)	-		(6)	.23		.23		.68
Class R-1:
Year ended 12/31/2005		$30.67	$.38	$1.44	$1.82	($0.43)	($0.81)	($1.24)	$31.25	5.93%	$29			1.42%		1.40%		1.22%
Year ended 12/31/2004		28.77	.36	2.17	2.53	(.27)	(.36)	(.63)	30.67	8.84	23			1.47		1.46		1.21
Year ended 12/31/2003		23.46	.31	5.54	5.85	(.33)	(.21)	(.54)	28.77	25.18	14			1.51		1.47		1.18
Period from 6/6/2002 to 12/31/2002		27.27	.20	(3.36)	(3.16)	(.30)	(.35)	(.65)	23.46	(11.68)	1			2.43	(5)	1.47	(5)	1.49	(5)
Class R-2:
Year ended 12/31/2005		30.67	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.26	5.95	479			1.57		1.40		1.21
Year ended 12/31/2004		28.77	.37	2.17	2.54	(.28)	(.36)	(.64)	30.67	8.88	361			1.63		1.42		1.27
Year ended 12/31/2003		23.46	.31	5.54	5.85	(.33)	(.21)	(.54)	28.77	25.18	188			1.76		1.43		1.21
Period from 5/21/2002 to 12/31/2002		28.23	.23	(4.34)	(4.11)	(.31)	(.35)	(.66)	23.46	(14.64)	24			1.57	(5)	1.43	(5)	1.61	(5)
Class R-3:
Year ended 12/31/2005		30.71	.52	1.45	1.97	(.57)	(.81)	(1.38)	31.30	6.43	666			.95		.93		1.68
Year ended 12/31/2004		28.80	.50	2.17	2.67	(.40)	(.36)	(.76)	30.71	9.34	493			.99		.98		1.72
Year ended 12/31/2003		23.47	.41	5.55	5.96	(.42)	(.21)	(.63)	28.80	25.70	231			1.06		1.05		1.60
Period from 6/4/2002 to 12/31/2002		27.58	.27	(3.69)	(3.42)	(.34)	(.35)	(.69)	23.47	(12.49)	24			1.11	(5)	1.05	(5)	2.00	(5)
Class R-4:
Year ended 12/31/2005		30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	236			.65		.63		1.99
Year ended 12/31/2004		28.82	.60	2.16	2.76	(.50)	(.36)	(.86)	30.72	9.67	119			.67		.66		2.05
Year ended 12/31/2003		23.47	.51	5.55	6.06	(.50)	(.21)	(.71)	28.82	26.19	40			.68		.68		2.00
Period from 5/28/2002 to 12/31/2002		28.22	.32	(4.33)	(4.01)	(.39)	(.35)	(.74)	23.47	(14.31)	9			.73	(5)	.69	(5)	2.25	(5)
Class R-5:
Year ended 12/31/2005		30.75	.70	1.46	2.16	(.75)	(.81)	(1.56)	31.35	7.06	1,562			.36		.34		2.28
Year ended 12/31/2004		28.84	.67	2.18	2.85	(.58)	(.36)	(.94)	30.75	10.02	1,408			.36		.35		2.28
Year ended 12/31/2003		23.48	.56	5.59	6.15	(.58)	(.21)	(.79)	28.84	26.58	1,201			.36		.36		2.11
Period from 5/15/2002 to 12/31/2002		28.37	.39	(4.50)	(4.11)	(.43)	(.35)	(.78)	23.48	(14.59)	48			.37	(5)	.37	(5)	2.56	(5)

	Year ended December 31
	2005	2004	2003	2002	2001
Portfolio turnover rate for all classes of shares	19%	19%	24%	27%	22%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the board of directors and shareholders of The Investment Company of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 1, 2006

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005, through December 31, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2005	Ending account value 12/31/2005	Expenses paid during period[1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,067.02	$2.81	.54%
Class A -- assumed 5% return	1,000.00	1,022.48	2.75	.54
Class B -- actual return	1,000.00	1,062.82	6.86	1.32
Class B -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C -- actual return	1,000.00	1,062.30	7.17	1.38
Class C -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F -- actual return	1,000.00	1,066.51	3.02	.58
Class F -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 529-A -- actual return	1,000.00	1,066.66	3.18	.61
Class 529-A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-B -- actual return	1,000.00	1,062.09	7.54	1.45
Class 529-B -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class 529-C -- actual return	1,000.00	1,062.18	7.48	1.44
Class 529-C -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E -- actual return	1,000.00	1,064.87	4.84	.93
Class 529-E -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F -- actual return	1,000.00	1,067.70	2.24	.43
Class 529-F -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 -- actual return	1,000.00	1,062.88	7.02	1.35
Class R-1 -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2 -- actual return	1,000.00	1,062.46	7.28	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 -- actual return	1,000.00	1,064.76	4.89	.94
Class R-3 -- assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 -- actual return	1,000.00	1,066.41	3.18	.61
Class R-4 -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5 -- actual return	1,000.00	1,068.19	1.72	.33
Class R-5 -- assumed 5% return	1,000.00	1,023.54	1.68	.33

[1] Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended December 31, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $2,159,370,000. A portion of this amount was distributed to shareholders in redemption of their shares.

The fund designates all of the dividends paid by the fund as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $1,223,111,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $88,603,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which was mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Board of directors and advisory board

“Non-interested” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Louise H. Bryson, 61	1999
President, Distribution and Affiliate Business Development, Lifetime Entertainment Network; Executive Vice President and General Manager, Lifetime Movie Network; former Chairman of the Board and Director, KCET - Los Angeles (public television station); former Senior Vice President, FX Networks LLC: Fox Inc.

Mary Anne Dolan, 58	2000	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 70	2000	Chairman of the Board and CEO, Senior Resource
Chairman of the Board		Group LLC (development and management of senior
(Independent and Non-Executive)		living communities)

Leonard R. Fuller, 59	2002	President and CEO, Fuller Consulting (financial management consulting firm)

Claudio X. Gonzalez Laporte, 71	2001	Chairman of the Board and CEO, Kimberly-Clark de México, S.A. (household products)

John G. McDonald, 68	1976	Professor of Finance, Graduate School of Business, Stanford University

Bailey Morris-Eck, 61	1993	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics

Richard G. Newman, 71	1996	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Olin C. Robison, Ph.D., 69	1987	President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

William J. Spencer, Ph.D., 75	1997	Chairman Emeritus and former Chairman of the Board and CEO, SEMATECH (research and development consortium)

“Non-interested” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Louise H. Bryson, 61	1	None

Mary Anne Dolan, 58	3	None

Martin Fenton, 70	16	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 59	14	None

Claudio X. Gonzalez Laporte, 71	1
América Móvil, S.A. de C.V.; General Electric Company; Grupo Alfa, S.A. de C.V.; Grupo Carso, S.A. de C.V.; Grupo Financiero Inbursa; Grupo Industrial Saltillo, S.A. de C.V.; Grupo México, S.A. de C.V.; The Home Depot, Inc.; Kellogg Company; Kimberly-Clark Corporation; The Mexico Fund

John G. McDonald, 68	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Bailey Morris-Eck, 61	3	None

Richard G. Newman, 71	13	Sempra Energy; Southwest Water Company

Olin C. Robison, Ph.D., 69	3	American Shared Hospital Services

William J. Spencer, Ph.D., 75	1	LECG Corporation

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund are elected on an annual basis.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

R. Michael Shanahan, 67	1994	Chairman of the Board, Capital Research and
Vice Chairman of the Board
Management Company; Director, American Funds Distributors, Inc.;[5] Non-Executive Chair, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

James B. Lovelace,[6] 49	1994	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company

Donald D. O’Neal, 45	1994	Senior Vice President, Capital Research and
Senior Vice President		Management Company

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

R. Michael Shanahan, 67	2	None
Vice Chairman of the Board

James B. Lovelace,[6] 49	2	None
Senior Vice President

Donald D. O’Neal, 45	3	None
Senior Vice President

Chairman Emeritus
Jon B. Lovelace, Jr., 79		Chairman Emeritus, Capital Research and Management Company

Advisory board members

	Year first
	elected
	to advisory
Name and age	board[1]	Principal occupation(s) during past five years

Thomas M. Crosby, Jr., 67	1995	Partner, Faegre & Benson (law firm)

Sam L. Ginn, 68	2003	Retired; former Chairman of the Board, Vodafone Group Plc.; former Chairman of the Board and CEO, AirTouch Communications

Ellen H. Goldberg, Ph.D., 60	1998	Consultant; former President, Santa Fe Institute; Research Professor, University of New Mexico

L. Daniel Jorndt, 64	2003	Retired; former Chairman of the Board and CEO, Walgreen Company

William H. Kling, 63	1985	President, American Public Media Group

Luis G. Nogales, 62	2003	President, Nogales Partners; Managing Director, Nogales Investors Management LLC (private equity fund

Robert J. O’Neill, Ph.D., 69	1988
Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Norman R. Weldon, Ph.D., 71	1977
Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, Novoste Corporation; former President and Director, Corvita Corporation

Advisory board members

	Number of
	portfolios in
	fund complex[2]
	overseen by
	advisory board
Name and age	member	Other directorships held[3]

Thomas M. Crosby, Jr., 67	1	None

Sam L. Ginn, 68	1	Chevron Texaco Corporation; Fremont Group

Ellen H. Goldberg, Ph.D., 60	1	None

L. Daniel Jorndt, 64	1	Kellogg Company

William H. Kling, 63	6	Irwin Financial Corporation

Luis G. Nogales, 62	1	Arbitron, Inc.; Edison International; K-B Home; Kaufman & Broad, S.A.

Robert J. O’Neill, Ph.D., 69	3	None

Norman R. Weldon, Ph.D., 71	3	AtriCure, Inc.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

James F. Rothenberg, 59	2000	President and Director, Capital Research and
President		Management Company; Director, American Funds Distributors, Inc.;[1] Director, The Capital Group Companies, Inc.;[1] Director, Capital Group Research, Inc.[1]

Gregg E. Ireland, 56	1994	Senior Vice President, Capital Research and
Senior Vice President		Management Company

Joyce E. Gordon, 49	1998	Senior Vice President and Director, Capital Research
Vice President		and Management Company

Anne M. Llewellyn, 58	1984	Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company

Vincent P. Corti, 49	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Thomas M. Rowland, 64	1998	Senior Vice President, Capital Research and
Treasurer		Management Company; Senior Vice President, The Capital Group Companies, Inc.;[1] Director, American Funds Service Company[1]

R. Marcia Gould, 51	1993	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company
1 Company affiliated with Capital Research and Management Company.

Result of meeting of shareholders held August 11, 2005

Shares outstanding (all classes) on record date (June 13, 2005)	2,481,913,742
Total shares voting on August 11, 2005	1,739,324,637 (70.1%)

Proposal 1: Election of directors

		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Louise H. Bryson	1,722,648,165	99	16,676,472	1
Mary Anne Dolan	1,722,891,481	99	16,433,156	1
Martin Fenton	1,721,455,135	99	17,869,502	1
Leonard R. Fuller	1,722,644,115	99	16,680,522	1
Claudio X. Gonzalez Laporte	1,701,000,196	98	38,324,441	2
James B. Lovelace	1,723,433,765	99	15,890,872	1
John G. McDonald	1,721,254,499	99	18,070,138	1
Bailey Morris-Eck	1,722,482,774	99	16,841,863	1
Richard G. Newman	1,721,456,614	99	17,868,023	1
Donald D. O’Neal	1,723,209,064	99	16,115,573	1
Olin C. Robison	1,722,352,934	99	16,971,703	1
R. Michael Shanahan	1,723,082,175	99	16,242,462	1
William J. Spencer	1,721,295,631	99	18,029,006	1

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2005, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[Logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 75 years, we have sought to provide consistently superior long-term investment results for American Funds shareholders. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.
• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.
• The multiple portfolio counselor system
Our unique method of portfolio management, developed more than 45 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.
• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.
• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
> The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds    Capital Research and Management      Capital International        Capital Guardian        Capital Bank and Trust

Lit. No. MFGEAR-904-0206P

Litho in USA BBC/LPT/8060-S4706

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that John G. McDonald, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$107,000
2005	$93,000
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	$12,000
2005	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	none
2005	$26,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $12,000 for fiscal year 2004 and $33,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[Logo - American Funds®]

The Investment Company of America®
Investment portfolio

December 31, 2005

Common stocks — 84.45%	Shares	Market value (000)

ENERGY — 11.25%
Baker Hughes Inc.	10,875,000	$660,982
Burlington Resources Inc.	16,440,400	1,417,162
Chevron Corp.	19,581,010	1,111,614
ConocoPhillips	4,900,000	285,082
ENI SpA	26,380,000	731,007
Exxon Mobil Corp.	7,581,500	425,853
Halliburton Co.	5,500,000	340,780
Marathon Oil Corp.	10,550,000	643,233
Murphy Oil Corp.	4,100,000	221,359
Occidental Petroleum Corp.	1,000,000	79,880
Royal Dutch Shell PLC, Class A (ADR)	17,470,000	1,074,230
Royal Dutch Shell PLC, Class B (ADR)	2,370,498	152,968
Royal Dutch Shell PLC, Class B	833,265	26,607
Schlumberger Ltd.	11,600,000	1,126,940
TOTAL SA	2,505,000	628,677
		8,926,374

MATERIALS — 5.86%
Air Products and Chemicals, Inc.	200,000	11,838
Alcan Inc.	2,241,600	91,794
Alcoa Inc.	20,326,400	601,052
Alumina Ltd.	10,000,000	54,433
Barrick Gold Corp.	14,500,000	404,115
BHP Billiton Ltd.	9,412,655	157,092
Dow Chemical Co.	21,256,450	931,458
E.I. du Pont de Nemours and Co.	3,585,600	152,388
International Paper Co.	4,997,235	167,957
MeadWestvaco Corp.	4,085,000	114,503
Newmont Mining Corp.	9,500,000	507,300
Placer Dome Inc. (Canada)	1,500,000	34,345
Placer Dome Inc.	12,500,000	286,625
Rio Tinto PLC	10,044,473	458,318
Rohm and Haas Co.	6,500,000	314,730
Weyerhaeuser Co.	5,475,000	363,211
		4,651,159

INDUSTRIALS — 11.65%
3M Co.	1,200,000	93,000
Boeing Co.	13,000,000	913,120
Burlington Northern Santa Fe Corp.	7,200,000	509,904
Caterpillar Inc.	15,600,000	901,212
Cooper Industries, Ltd., Class A	2,500,000	182,500
Cummins Inc.	1,700,000	152,541
Deere & Co.	5,400,000	367,794
FedEx Corp.	1,500,000	155,085
General Dynamics Corp.	3,372,900	384,679
General Electric Co.	37,500,000	1,314,375
Illinois Tool Works Inc.	3,700,000	325,563
Lockheed Martin Corp.	1,060,000	67,448
Mitsubishi Corp.	4,035,000	89,256
Northrop Grumman Corp.	3,400,000	204,374
Parker Hannifin Corp.	2,500,000	164,900
Raytheon Co.	9,216,000	370,022
Siemens AG	2,680,000	229,482
Southwest Airlines Co.	9,000,000	147,870
Tyco International Ltd.	45,910,100	1,324,965
Union Pacific Corp.	3,500,000	281,785
United Parcel Service, Inc., Class B	3,918,700	294,490
United Technologies Corp.	10,750,000	601,032
Waste Management, Inc.	5,550,000	168,442
		9,243,839

CONSUMER DISCRETIONARY — 9.67%
Best Buy Co., Inc.	18,717,300	813,828
Carnival Corp., units	7,600,000	406,372
CCE Spinco, Inc.[1]	1,014,962	13,296
Clear Channel Communications, Inc.	8,119,700	255,365
Comcast Corp., Class A1	9,357,900	242,931
Ford Motor Co.	2,500,000	19,300
General Motors Corp.	16,250,000	315,575
Harley-Davidson Motor Co.	1,000,000	51,490
Honda Motor Co., Ltd.	702,500	40,070
Knight-Ridder, Inc.	550,500	34,847
Kohl’s Corp.[1]	1,600,000	77,760
Koninklijke Philips Electronics NV	2,250,000	69,853
Liberty Media Corp., Class A1	16,280,000	128,124
Limited Brands, Inc.[2]	20,749,400	463,749
Lowe’s Companies, Inc.	22,318,300	1,487,738
McDonald’s Corp.	1,600,000	53,952
Target Corp.	21,475,000	1,180,481
Time Warner Inc.	44,750,000	780,440
TJX Companies, Inc.	11,100,000	257,853
Toyota Motor Corp.	12,500,000	648,360
Viacom Inc., Class B, nonvoting	6,500,000	211,900
Walt Disney Co.	5,000,000	119,850
		7,673,134

CONSUMER STAPLES — 9.68%
Altria Group, Inc.	55,000,000	$4,109,600
Anheuser-Busch Companies, Inc.	3,500,000	150,360
Avon Products, Inc.	9,520,000	271,796
Coca-Cola Co.	5,320,000	214,449
General Mills, Inc.	4,535,000	223,666
H.J. Heinz Co.	4,450,000	150,054
Kraft Foods Inc., Class A	2,100,000	59,094
PepsiCo, Inc.	11,200,000	661,696
Procter & Gamble Co.	2,400,000	138,912
Reynolds American Inc.	4,461,666	425,331
Sara Lee Corp.	8,816,100	166,624
Unilever NV (New York registered)	5,632,200	386,651
UST Inc.	2,000,000	81,660
Walgreen Co.	9,595,000	424,675
Wal-Mart Stores, Inc.	4,750,000	222,300
		7,686,868

HEALTH CARE — 6.90%
Abbott Laboratories	10,645,000	419,732
Aetna Inc.	4,510,300	425,366
Applera Corp.	1,223,800	32,504
AstraZeneca PLC (ADR)	4,534,500	220,377
AstraZeneca PLC (Sweden)	4,909,500	239,935
AstraZeneca PLC (United Kingdom)	5,393,900	262,247
Becton, Dickinson and Co.	1,500,000	90,120
Bristol-Myers Squibb Co.	17,500,000	402,150
Cardinal Health, Inc.	2,000,000	137,500
Eli Lilly and Co.	10,895,000	616,548
GlaxoSmithKline PLC	2,250,000	56,804
Guidant Corp.	1,500,000	97,125
HCA Inc.	3,500,000	176,750
Johnson & Johnson	3,500,000	210,350
McKesson Corp.	2,600,000	134,134
Medco Health Solutions, Inc.[1]	971,000	54,182
Merck & Co., Inc.	13,750,000	437,387
Novartis AG (ADR)	256,556	13,464
Pfizer Inc	3,000,000	69,960
Roche Holding AG	2,780,000	417,011
Sanofi-Aventis	830,000	72,641
Schering-Plough Corp.	16,111,300	335,921
WellPoint, Inc.[1]	5,800,000	462,782
Wyeth	2,000,000	92,140
		5,477,130

FINANCIALS — 11.51%
Allstate Corp.	1,850,000	100,029
American International Group, Inc.	10,463,900	713,952
Aon Corp.	2,183,800	78,508
Bank of America Corp.	6,000,000	276,900
Berkshire Hathaway Inc., Class A1	3,050	270,291
Capital One Financial Corp.	3,330,943	287,793
Chubb Corp.	5,000,000	488,250
Citigroup Inc.	19,075,000	925,710
Fannie Mae	25,615,600	1,250,297
Freddie Mac	5,750,000	375,763
Hartford Financial Services Group, Inc.	2,250,000	193,253
HSBC Holdings PLC (ADR)	1,079,588	86,874
HSBC Holdings PLC (United Kingdom)	26,697,111	428,076
J.P. Morgan Chase & Co.	18,836,200	747,609
Lloyds TSB Group PLC	76,500,000	642,245
Marsh & McLennan Companies, Inc.	6,400,000	203,264
MBNA Corp.	4,800,000	130,320
U.S. Bancorp	11,250,000	336,263
Washington Mutual, Inc.	23,150,000	1,007,025
Wells Fargo & Co.	7,330,000	460,544
XL Capital Ltd., Class A	2,000,000	134,760
		9,137,726

INFORMATION TECHNOLOGY — 9.25%
Agilent Technologies, Inc.[1]	5,000,000	166,450
Altera Corp.[1]	5,500,000	101,915
Analog Devices, Inc.	4,250,000	152,448
Applied Materials, Inc.	12,050,000	216,177
Automatic Data Processing, Inc.	5,875,000	269,604
Canon, Inc.	1,800,000	105,263
Cisco Systems, Inc.[1]	30,270,400	518,229
Electronic Data Systems Corp.	3,000,000	72,120
First Data Corp.	2,600,000	111,826
Google Inc., Class A1	450,000	186,687
Hewlett-Packard Co.	27,450,000	785,894
Hitachi, Ltd.	17,000,000	114,544
Intel Corp.	3,640,000	90,854
International Business Machines Corp.	7,595,000	624,309
KLA-Tencor Corp.	1,825,000	90,027
Linear Technology Corp.	5,960,000	214,977
Maxim Integrated Products, Inc.	6,300,000	228,312
Micron Technology, Inc.[1]	10,000,000	133,100
Microsoft Corp.	46,030,000	1,203,685
Motorola, Inc.	8,751,475	197,696
Sabre Holdings Corp., Class A	5,509,680	132,838
Samsung Electronics Co., Ltd.	200,000	130,832
Solectron Corp.[1]	13,000,000	47,580
Sun Microsystems, Inc.[1]	25,010,000	104,792
Taiwan Semiconductor Manufacturing Co. Ltd.	155,092,208	295,887
Texas Instruments Inc.	26,570,200	852,106
Xilinx, Inc.	7,650,000	192,857
		7,341,009

TELECOMMUNICATION SERVICES — 5.20%
ALLTEL Corp.	2,942,750	185,688
AT&T Inc.	70,755,497	1,732,802
BellSouth Corp.	36,800,000	997,280
France Télécom, SA	2,000,000	49,650
Sprint Nextel Corp.	19,285,000	450,498
Telefónica, SA	10,325,716	155,217
Verizon Communications Inc.	4,183,200	125,998
Vodafone Group PLC (ADR)	8,500,000	182,495
Vodafone Group PLC	113,500,000	244,802
		4,124,430

UTILITIES — 2.11%
American Electric Power Co., Inc.	1,000,000	37,090
Dominion Resources, Inc.	7,131,912	550,584
Duke Energy Corp.	5,000,000	137,250
Exelon Corp.	5,275,500	280,340
FirstEnergy Corp.	1,138,500	55,775
FPL Group, Inc.	3,800,000	157,928
PPL Corp.	2,300,000	67,620
Public Service Enterprise Group Inc.	6,000,000	389,820
		1,676,407

MISCELLANEOUS — 1.37%
Other common stocks in initial period of acquisition		1,087,970

Total common stocks (cost: $45,742,042,000)		67,026,046

Convertible securities — 0.26%

FINANCIALS — 0.11%
Fannie Mae 5.375% convertible preferred 2049	970	89,240

MISCELLANEOUS — 0.15%
Other convertible securities in initial period of acquisition		116,375

Total convertible securities (cost: $190,488,000)		205,615

	Principal amount
Bonds & notes — 0.66%	(000)

CONSUMER DISCRETIONARY — 0.14%
General Motors Acceptance Corp. 6.875% 2011	$28,662	26,168
General Motors Acceptance Corp. 7.25% 2011	34,872	32,085
General Motors Acceptance Corp. 6.875% 2012	4,997	4,510
General Motors Acceptance Corp. 7.00% 2012	10,955	9,947
General Motors Corp. 7.20% 2011	28,708	20,311
General Motors Corp. 7.125% 2013	25,630	17,044
		110,065

TELECOMMUNICATION SERVICES — 0.04%
SBC Communications Inc. 4.125% 2009	30,000	28,993

MORTGAGE-BACKED OBLIGATIONS[3]— 0.48%
Fannie Mae 6.00% 2017	$118,171	$120,760
Fannie Mae 6.00% 2017	148,011	151,254
Fannie Mae 6.50% 2017	105,580	108,549
		380,563

Total bonds & notes (cost: $516,784,000)		519,621

Short-term securities — 14.64%

3M Co. 4.29% due 2/27/2006	30,000	29,793
AIG Funding Inc. 4.00%-4.19% due 1/5-1/27/2006	125,000	124,861
American General Finance Corp. 4.19% due 1/23/2006	30,000	29,921
International Lease Finance Corp. 4.01%-4.28% due 1/9-2/17/2006	96,000	95,574
American Express Credit Corp. 4.07%-4.26% due 1/4-2/1/2006	99,400	99,189
Anheuser-Busch Companies, Inc. 4.26% due 2/16/2006[4]	50,000	49,730
Avon Capital Corp. 4.34% due 1/11/2006[4]	25,000	24,967
Bank of America Corp. 4.09%-4.345% due 1/23-2/27/2006	351,000	349,244
BellSouth Corp. 4.07%-4.15% due 1/17-1/23/2006[4]	105,000	104,767
CAFCO, LLC 4.22%-4.37% due 2/13-3/14/2006[4]	320,000	317,705
Ciesco LLC 4.25% due 2/17/2006[4]	40,000	39,776
Caterpillar Financial Services Corp. 4.22% due 1/3/2006	40,000	39,986
ChevronTexaco Funding Corp. 4.08%-4.15% due 1/27-2/15/2006	125,000	124,512
Clipper Receivables Co., LLC 4.17%-4.33% due 1/12-2/23/2006[4]	350,600	349,465
Cloverleaf International Holdings SA 4.22%-4.33% due 1/9-2/13/2006[4]	139,900	139,472
Atlantic Industries 4.15%-4.31% due 1/13-3/3/2006[4]	188,600	187,660
Coca-Cola Co. 4.00%-4.05% due 1/9-1/23/2006	75,000	74,875
Concentrate Manufacturing Co. of Ireland 4.13%-4.24% due 1/6-2/13/2006[4]	292,900	291,794
Edison Asset Securitization LLC 4.05%-4.34% due 1/13-3/1/2006[4]	193,800	192,817
General Electric Capital Corp. 4.09%-4.20% due 1/3-1/11/2006	25,700	25,670
General Electric Capital Services, Inc. 4.12%-4.30% due 1/3-2/22/2006	140,000	139,459
Fannie Mae 4.00%-4.31% due 1/4-3/29/2006	671,434	667,032
FCAR Owner Trust I 4.16%-4.30% due 1/9-2/17/2006	130,000	129,696
Federal Farm Credit Banks 4.03%-4.28% due 1/9-3/17/2006	338,200	336,126
Federal Home Loan Bank 3.90%-4.30% due 1/6-3/29/2006	1,322,670	1,316,080
First Data Corp. 4.23% due 1/17/2006	25,000	24,950
Freddie Mac 3.96%-4.318% due 1/10-3/28/2006	1,557,071	1,549,461
Gannett Co. 4.07%-4.24% due 1/6-1/20/2006[4]	260,400	259,948
Harley-Davidson Funding Corp. 4.27% due 2/17/2006[4]	19,200	19,091
Harvard University 4.215% due 2/23/2006	20,000	19,870
Hershey Co. 4.24% due 2/24/2006[4]	30,000	29,806
HSBC Finance Corp. 4.13%-4.24% due 1/23-2/8/2006	297,000	295,990
IBM Capital Inc. 4.33% due 3/9/2006[4]	40,000	39,684
J.P. Morgan Chase & Co. 4.10%-4.16% due 1/24-2/1/2006	100,000	99,680
Park Avenue Receivables Co., LLC 4.21%-4.31% due 1/26-2/8/2006[4]	152,718	152,109
Preferred Receivables Funding Corp. 4.14%-4.25% due 1/4-1/11/2006[4]	100,000	99,912
Kimberly-Clark Worldwide 4.06% due 1/6/2006[4]	50,000	49,966
Medtronic Inc. 4.25% due 1/25/2006[4]	30,000	29,911
NetJets Inc. 4.12%-4.22% due 1/13-1/31/2006[4]	48,400	48,242
Pfizer Inc. 4.04%-4.33% due 1/13-2/22/2006[4]	353,800	352,683
Private Export Funding Corp. 3.99%-4.12% due 1/12-1/27/2006[4]	74,000	73,842
Procter & Gamble Co. 4.18%-4.24% due 1/3-1/20/2006[4]	166,700	166,435
SunTrust Banks, Inc. 4.02%-4.30% due 1/26-2/8/2006	150,000	149,981
Tennessee Valley Authority 4.06%-4.28% due 1/19-3/16/2006	269,900	268,615
Triple-A One Funding Corp. 4.12%-4.28% due 1/3-1/10/2006[4]	54,016	53,973
U.S. Treasury Bills 3.756%-3.95% due 1/12-3/23/2006	1,585,450	1,576,897
United Parcel Service Inc. 4.05% due 1/3/2006	50,000	49,983
Variable Funding Capital Corp. 4.05%-4.38% due 1/9-3/17/2006[4]	321,300	319,940
Verizon Global Funding Corp. 4.23%-4.33% due 1/19-2/17/2006[4]	60,500	60,257
Wal-Mart Stores Inc. 4.08%-4.125% due 1/18-1/31/2006[4]	237,800	237,067
Wells Fargo & Co. 4.09%-4.42% due 1/5-3/24/2006	312,600	312,590

Total short-term securities (cost: $11,620,411,000)		11,621,054

Total investment securities (cost: $58,069,725,000)		79,372,336
Other assets less liabilities		(6,332)

Net assets		$79,366,004

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
4Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,691,019,000, which represented 4.65% of the net assets of the fund.

ADR = American Depositary Receipts

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Investment Company of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the "Fund") as of December 31, 2005, and for the year then ended and have issued our unqualified report thereon dated February 1, 2006 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 1, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ R. Michael Shanahan
R. Michael Shanahan, Vice Chairman and CEO

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ R. Michael Shanahan
R. Michael Shanahan, Vice Chairman and CEO

Date: March 10, 2006

By /s/ Carmelo Spinella
Carmelo Spinella, Treasurer and PFO

Date: March 10, 2006